UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6194

UTC North American Fund, Inc.
(Exact name of registrant as specified in charter)

C/O U.S. Bancorp Fund Services, LLC
615 E. Michigan St., Third Floor, Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Foley & Lardner LLP
777 E. Wisconsin Ave., Milwaukee, WI 53202
(Name and address of agent for service)

1-800-368-3322
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2011

Date of reporting period:  June 30, 2011

Item 1. Reports to Stockholders.

UTC North American Fund, Inc.
Letter to Shareholders
Dear Shareholders:

Advisors Report

For the six months ended June 30th 2011 the UTC North American Fund had a net return of 2.36%, underperforming the UTC North American Fund Blended Index benchmark return of 5.00% by 2.64%. The equity markets posted positive returns for the period in review with the S&P 500 Index returning 6.02% to investors, whilst the fixed income markets benchmark, Barclays Capital Government/Credit Bond Index, returned 2.61%.

The Fund’s performance was negatively affected by its underweight positions in the Health Care and Consumer Staples sectors relative to the benchmark. For the six month period under review, the Health Care sector was the best performer, posting gains of 12.65%, while the Consumer Staples sector returned 6.29%. However, the Fund’s overweight equity position and its underweight position in fixed income, relative to the benchmark, benefited the Fund.

In the second quarter of the year, investors shunned risky assets against the backdrop of renewed fears of a debt crisis in Europe and faltering economic data, which raised concerns of a ‘soft patch’ in the U.S. economy. As a result, stocks declined 0.39% while bonds produced returns of 2.32% over the quarter.

Although the U.S. equity markets posted favorable results for the first half of 2011, the Canadian equity markets posted losses of 1.06% (in CAD) for the six month period under review.

The underperformance of the Canadian equity markets was largely attributable to: 1) A strong Canadian dollar which negatively impacted Canadian exports, 2) China’s efforts to slow growth and curb inflation by raising interest rates, resulting in softer commodity prices, which in turn hurt commodity related stocks and 3) Significant losses on three companies listed on the Toronto Stock Exchange, namely, Research in Motion, Cameco Corp and Sino Forest Corp which fell by 51.95%, 36.87% and 86.26%, respectively.

The Fund Managers believe that the U.S. economy should continue to strengthen in 2011, albeit at a moderate pace, against the backdrop of increasing fiscal and monetary support. Corporate earnings remain strong, with the majority of S&P 500 companies reporting earnings for the first quarter that were above estimates, which should be supportive of the equity markets going forward. The debt situation in Europe however remains uncertain, despite the Greek parliament voting on another round of austerity measures and European banks agreeing to roll over Greek debt.

For the remainder of 2011, the Fund Managers will continue to overweight equities, with a focus on sectors that perform favorably during the current stage of the economic cycle such as Energy, Industrials, Consumer Discretionary and Technology. With respect to fixed income, management will continue its underweight position in the fixed income segment. The Fund Managers are of the view that the U.S. economy will continue to improve in the second half of the year, hence the reason for having more assets invested in equities relative to bonds.

Ms. Amoy Van Lowe
President

UTC North American Fund Inc. (the “Fund”) is distributed in the U.S. by UTC Financial Service USA, Inc. (the “Broker-Dealer”), a FINRA member firm. The Fund and the Broker-Dealer are affiliated through UTC Fund Services, Inc., the registered investment adviser to the Fund and the parent to the Broker-Dealer.

Past performance does not guarantee future results.

The above discussion and analysis of the Fund reflect the opinions of the Advisor as of June 30, 2011, are subject to change, and any forecasts made cannot be guaranteed and should not be considered investment advice.

This report is authorized for use when preceded or accompanied by a prospectus. Read it carefully before investing or sending money.

Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. For a complete list of Fund holdings, please see the Schedule of Investments in this report.

UTC North American Fund, Inc.
Investment Results
For the Period Ended June 30, 2011
(Unaudited)

			Annualized
	Six Months Ended June 30, 2011	One Year Ended June 30, 2011	Five Years Ended June 30, 2011	Ten Years Ended June 30, 2011
UTC North American Fund	2.36%	14.99%	(0.93)%	0.06%
S&P 500 Index	6.02%	30.69%	2.94%	2.72%
UTC North American Fund Blended Index	5.00%	22.59%	3.96%	3.63%
Barclays Capital Government/Credit Bond Index	2.61%	3.68%	6.35%	5.74%

S&P 500 INDEX - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

BARCLAYS CAPITAL GOVERNMENT/CREDIT BOND INDEX - The Barclays Government/Credit Index tracks the performance of U.S. dollar-denominated, domestic, investment grade debt. The issues included in the index are obligations of the U.S. Government, its agencies or corporations. Issues are only included if they have at least the required minimum outstanding ($250 million) and a maturity of more than one year.

UTC NORTH AMERICAN FUND BLENDED INDEX - Represents an index which consists of a 70 / 30% weighting between the S&P 500 Index and the Barclays Capital Government/Credit Bond Index respectively.

UTC North American Fund, Inc.
Additional Information on Fund Expenses
For the Six Months Ended June 30, 2011
(Unaudited)

As a shareholder of the mutual fund, you incur two types of costs: (1) transaction costs, no sales load for this fund; redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (01/01/11 – 06/30/11).

Actual Expenses

The first line of the table below provides information about account values based on actual returns and actual expenses. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently the Fund’s transfer agent charges a $15.00 fee. You will be charged a redemption fee equal to 2.00% of the value of shares redeemed if you redeem your shares in the Fund 30 days after the date of purchase. To the extent the Fund invests in shares of other investment companies as a part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying fund in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary. These expenses are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as, redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Ending Value	Expenses Paid
	01/1/10	06/30/10	During the Period
01/1/10 - 06/30/10*

Actual	$ 1,000.00	$ 1,023.60	$ 11.67

Hypothetical (5% annual return before expenses)	$ 1,000.00	$ 1,024.79	$ 11.68

*Expenses are equal to the Fund’s annualized expense ratio of 2.33% multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

UTC North American Fund, Inc.
Asset Breakdown
June 30, 2011 (Unaudited)
(as a % of investments)

UTC North American Fund, Inc.
Schedule of Investments
June 30, 2011 (Unaudited)

Shares		Value	Shares		Value
	COMMON STOCKS – 74.3%			Internet Software & Services - 3.3%
	Capital Goods – 3.2%		2,053	Google Inc. - Class A (a)	$1,039,598
53,815	General Electric Company	$1,014,951
				Machinery – 3.7%
	Computers & Peripherals – 8.2%		11,007	Caterpillar Inc.	1,171,805
3,694	Apple Inc. (a)	1,239,965
46,099	EMC Corp. (a)	1,270,027		Metals & Mining – 4.2%
1,725	NetApp, Inc. (a)	91,046	13,642	Cliffs Natural Resources Ltd. (f)	1,261,203
		2,601,038	6,889	Yamana Gold Inc. (e)	80,119
					1,341,322
	Consumer Discretionary - 7.9%			Oil, Gas & Consumable Fuels – 10.9%
8,700	Darden Restaurants, Inc.	432,912	23,896	Canadian Natural Resources Ltd. (f)	1,000,287
12,931	Target Corp.	606,593	11,133	Chevron Corp.	1,144,918
7,200	The TJX Companies, Inc.	378,216	16,272	Exxon Mobil Corp.	1,324,215
9,400	The Walt Disney Co.	366,976			3,469,420
13,385	Yum! Brands, Inc.	739,388		Semiconductor – 1.3%
		2,524,085	19,300	Intel Corp.	427,688

	Data Processing – 2.3%			Technology – 2.8%
13,863	Automatic Data Processing, Inc.	730,303	17,400	Corning Inc.	315,810
			3,300	International Business Machines Corp. (IBM)	566,115
	Electric Utilities – 2.5%				881,925
42,836	Duke Energy Corp.	806,602		Telecommunications – 1.4%
			8,500	American Tower Corp. – Class A (a)	444,805
	Electronic Equipment,
	Instruments & Components – 1.2%			Textiles, Apparel & Luxury Goods – 2.0%
7,500	Agilent Technologies, Incorporated (a)	383,325	9,741	Coach, Inc.	622,742

	Financial Services – 0.5%			Thrifts & Mortgage Finance – 2.9%
10,799	Bank of America Corp.	118,357	62,481	New York Community Bancorp, Inc.	936,590
980	Citigroup,, Inc.	40,807
		159,164		Tabacco – 2.0%
			23,718	Altria Group, Inc.	626,392

	Health Care – 4.7%			Transportation – 3.5
43,010	Pfizer Inc.	886,006	10,515	Union Pacific Corp.	1,097,766
6,300	UnitedHealth Group, Inc.	324,954
3,700	WellPoint Inc.	291,449		TOTAL COMMON STOCKS
		1,502,409		(Cost $21,330,970)	23,619,458
	Hotels, Restaurants & Leisure – 2.5%
7,710	Ctrip.com International Ltd. – ADR (a)(f)	332,147
5,439	McDonald's Corp.	458,616
		790,763
	Industrial Conglomerates – 3.3%
11,036	3M Co.	1,046,765

The accompanying notes are an integral part of these financial statements.

UTC North American Fund, Inc.
Schedule of Investments (continued)
June 30, 2011 (Unaudited)

Shares		Value	Principal Amount		Value
	EXCHANGE TRADED FUNDS – 9.9%			CORPORATE BONDS – 10.6%
	Investment Companies – 9.9%			Insurance – 3.3%
				Sagicor Finance Limited
	Energy Select Sector SPDR Fund	$774,598	1,005,000	7.500%, 05/12/2016, (f)	1,046,607
10,280	iShares Dow Jones U.S. Healthcare
	Providers Index Fund	707,486		Metals - 2.6%
18,652	Jefferies TR/J CRB Global Commodity			Usiminas Commercial Ltd
	Equity Index Fund	936,890		7.250%, 01/18/2018 (Acquired Various
2,099	Market Vectors Russia ETF	80,853		dates, Cost $786,156) (b)(c)(f)	843,750
32,188	PowerShares Global Water Portfolio	652,129
	TOTAL EXCHANGE TRADED FUNDS			Oil, Gas & Consumable Fuels – 0.4%
	(Cost $3,229,563)	3,151,956		Petroldrill Four Ltd.
			83,360	4.620%, 04/15/2016	88,442
Principal Amount	ASSET BACKED SECURITIES - 0.5%	Value		Rowan Companies
	Continental Airlines Inc. Pass Thru Certificates,			5.880%, 03/15/2012	26,267
$62,047	Series 2000-2, 7.707%, 10/02/2021	$63,769			114,709
	(Acquired 7/19/2005, Cost $62,109)(b)(c)(e)
	FedEx Corp.			Tabacco – 0.9%
71,633	1993-A, 8.760%, 05/22/2015	79,154		Altria Group, Inc.
	TOTAL ASSET BACKED SECURITIES		260,000	8.500%, 11/10/2013	301,507
	(Cost $140,073)	146,084
				Transportation – 3.4%
				The Burlington Northern and Santa Fe
			88,054	Rail Co. 5.943%, 01/15/2022	96,408
				Canadian Pacific Railway Co.
			720,000	7.250%, 05/15*2019 (f)	866,549
			100,000	5.257%, 09/17/2014	110,971
					1,073,928

				TOTAL CORPORATE BONDS
				(Cost $3,193,583)	3,380,501

The accompanying notes are an integral part of these financial statements.

UTC North American Fund, Inc.
Schedule of Investments (continued)
June 30, 2011 (Unaudited)

Principal Amount		Value
	MORTGAGE BACKED SECURITIES - 0.8%
	GS Mortgage Securities Corp. II
$250,000	Series 2007-GG10, Class A4, 5.807%,
	08/10/2045 (d)	$268,802

	TOTAL MORTGAGE BACKED SECURITIES
	(Cost $184,969)	268,802

	SHORT TERM INVESTMENTS - 1.2%
	U.S. Treasury Bills - 1.2%
	United States Treasury Bills
79,000	0.05%, 11/10/2011	78,986
273,000	0.05%, 11/17/2011	272,952
7,000	0.06%, 11/25/2011	6,998
10,000	0.06%, 12/08/2011	9,997
12,000	0.09%, 12/29/2011	11,995
	TOTAL SHORT TERM INVESTMENTS
	(Cost $380,924)	380,928

	Total Investments
	(Cost $28,460,082) - 97.3%	30,947,729
	Other Assets in Excess of
	Liabilities – 2.7%	846,549
	TOTAL NET ASSETS - 100.0%	$31,794,278
ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Restricted. The total value of restricted securities is $910,680 (2.9% of net assets) at June 30,2011.
(c)	144A Security
(d)	Variable Rate
(e)	Illiquid Security
(f)	Foreign Issued Security

The accompanying notes are an integral part of these financial statements.

UTC North American Fund, Inc. Statement of Assests and Liabilities June 30, 2011 (Unaudited)		UTC North American Fund, Inc. Statement of Operations June 30, 2011 (Unaudited)
ASSETS:		INVESTMENT INCOME:
Investments, at value (cost $28,460,082)	$30,947,729	Interest income	$112,862
Receivable for investments sold	912,064	Dividend income
Dividends receivable	30,545	(Net of foreign withholding tax of $14,661)	275,114
Interest receivable	52,985	TOTAL INVESTMENT INCOME EXPENSES	387,976
Cash	729
Receivable from fund shares sold	1,100	EXPENSES
Other assets	25,655	Distribution fees (Note 4 and 5)	79,266
TOTAL ASSETS	28,100	Advisory fees (Note 5)	76,825
	31,973,252	Professional Fees	64,999
		Shareholder servicing and accounting costs	49,730
LIABILITIES		Service fees (Note 4 and 5)	39,633
Accrued audit fees	26,587	Administration fees	23,116
Accrued board meeting fees	13,075	Custody fees	10,179
Accrued distribution fees	39,596	Directors fees and expenses	5,219
Accrued legal fees	28,652	Board meeting expense (Note 5)	2,283
Accrued service fees	19,848	Federal and state registration fees	1,380
Payable to advisor	11,700	Other expenses	16,137
Other accrued expenses	39,516	TOTAL EXPENSES	368,767

TOTAL LIABILITIES	178,974
		NET INVESTMENT INCOME	19,209
NET ASSETS	$31,794,278
		REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net assets consist of:		Net realized gain on investments	50,163
Capital stock ($0.01 par value)	28,144,010	Net change in unrealized
Net investment income	19,209	appreciation/depreciation on investments	662,612
Accumulated net realized loss on investments	1,143,412
Net unrealized appreciation on investments	2,487,647	NET REALIZED AND UNREALIZED LOSS
NET ASSETS	$31,794,278	ON INVESTMENTS	712,775

Shares outstanding (8,000,000 shares authorized)	3,049,006	NET INCREASE IN NET ASSETS
		RESULTING FROM OPERATIONS	$731,984
Net asset value, redemption price
and offering price per share	$10.43

The accompanying notes are an integral part of these financial statements.

UTC North American Fund, Inc.
Statement of Changes in Net Assets

	Six Months Ended June 30, 2011	Year Ended December 31, 2010
	(Unaudited)

OPERATIONS:
Net investment income	$19,209	$87,616
Net realized gain on investments	50,163	3,525,543
Change in net unrealized appreciation/depreciation on investments	662,612	(1,726,089)
Net increase in net assets from operations	731,984	1,887,070

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	133,893	273,263
Payments for shares redeemed	(536,095)	(5,314,690)
Redemption fees	-	1,146
Net decrease in net assets from capital share transactions	(402,202)	(5,040,281)

TOTAL INCREASE (DECREASE) IN NET ASSETS	329,782	(3,153,211)

NET ASSETS
Beginning of period	31,464,496	34,617,707

End of period (Undistributed net income $19,209 and $0, respectively)	$31,794,278	$31,464,496

CHANGE IN SHARES OUTSTANDING:
Shares sold	12,719	28,292
Shares redeemed	(51,652)	(523,924)
Net decrease	(38,933)	(495,632)
Beginning shares	3,087,939	3,583,571
Ending shares	3,049,006	3,087,939

The accompanying notes are an integral part of these financial statements.

UTC North American Fund, Inc.
Financial Highlights

	For the six months ended			Year Ended December 31,
	6/30/2011		2010	2009		2008		2007		2006
	(Unaudited)
Per Share Data (for a share outstanding throughout the period):

Net asset value,
beginning of period	$10.19		$9.66	$8.24		$12.10		$11.89		$11.01

Income from investment operations:
Net investment income (loss)	0.01		0.01 (1)	(0.01	)(2)	(0.01	)(1)	(0.12	)(1)	(0.04	)(1)
Net realized and unrealized
gain (loss) on investments	0.23		0.52	1.43		(3.85)		0.33		0.92
Total from investment operations	0.24		0.53	1.42		(3.86)		0.21		0.88

Net asset value, end of period	$10.43		$10.19	$9.66		$8.24		$12.10		$11.89

Total return	2.36	%(3)	5.49%	17.23%		(31.90)%		1.77%		7.99%

Supplemental data and ratios:

Net assets, end of period (in thousands)	$31,794		$31,464	$34,618		$30,599		$16,134		$18,455

Ratio of expenses to average net assets	2.33	%(4)	2.51%	2.51%		3.93%		3.51%		3.50%

Ratio of net investment income (loss) to average net assets	0.12	%(4)	0.25%	(0.11)%		(1.37)%		(0.95)%		(0.97)%

Portfolio turnover rate	49.79%		64.61%	33.49%		19.95%		4.73%		26.09%

(1)	Net investment income (loss) per share is calculated using the ending balance of undistributed net investment loss prior to consideration of adjustments for permanent book to tax differences.
(2)	Net investment loss per share is calculated using average shares outstanding.
(3)	Not Annualized
(4)	Annualized

The accompanying notes are an integral part of these financial statements.

UTC North American Fund, Inc.
Notes to the Financial Statements
June 30, 2011 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

UTC North American Fund, Inc. (the “Fund”) is organized as a Maryland Corporation, incorporated on October 24, 1990, and registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended. The Fund is subject to expenses pursuant to service and distribution plans described in Note 4. The Fund charges a 2% redemption fee for redemptions of Fund shares held for less than 30 days. The Fund’s investment objective is high current income and capital appreciation.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

a) Investment Valuation – Securities listed on the NASDAQ National Market are valued at the NASDAQ Official Closing Price (“NOCP”). Other securities traded on a national securities exchange (including options on indices so traded) are valued at the last sales price on the exchange where primarily traded. Exchange-traded securities for which there is no NOCP are valued at the mean of the bid and ask prices. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith under procedures established by the Board of Directors. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates fair value. Debt securities having maturities over 60 days or for which amortized cost is not deemed to reflect fair value may be priced by independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Summary of Fair Value Exposure at June 30, 2011

In accordance with FASB ASC 820, Fair Value Measurements and Disclosure (ASC 820), fair value is defined as the price that a fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

Level 3 -- Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the UTC Fund Services, Inc. (“Adviser”), along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

UTC North American Fund, Inc.
Notes to the Financial Statements (continued)
June 30, 2011 (Unaudited)

The investments whose values are based on quoted market prices in an active market, and are therefore classified within level 1, include active listed domestic equities, including listed ADRs and Exchange Traded Funds.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include asset backed securities, investment grade corporate bonds, U.S. government and sovereign obligations, government agency securities, certain mortgage products, and ADRs.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Adviser. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following is a summary of the inputs used to value the Fund’s portfolio as of June 30, 2011:

	Level 1	Level 2	Level 3	Total
Asset Backed
Securities	-	$79,154	$66,930	$146,084

Common Stocks	23,619,458	-	-	23,619,458

Corporate Bonds	-	3,380,501	-	3,380,501

Exchange Traded	3,151,956	-	-	3,151,956
Funds

Mortgage Backed
Securities	-	268,802	-	268,802

Short-Term Investments	380,928	-	-	380,928
Total*	$26,024,804	$6,587,962	-	$32,612,766

Fair Value Measurement Using Significant Unobservable Inputs (Level 3)	Investments in Securities Period Ended June 30, 2011
$69,182
Fair Value as of 12/31/10

Total unrealized gain (losses) included in earnings	(2,252)

Total realized gain (losses) included in earnings	-

Net purchase (sales)	-

Transfers in (out)	-

Fair Value as of 6/30/11	$66,930

*Additional information regarding the industry and/or geographical classification of these investments is disclosed in the schedule of investments.

In January 2010, FASB issued Accounting Standards Update No. 2010-06, Improving Disclosures about Fair Value Measurements (ASU 2010-06). ASU 2010-06 requires new disclosures regarding transfers between Levels 1 and 2 (effective for interim and annual periods beginning after December 15, 2009), as well as additional details regarding Level 3 transaction activities (effective for interim and annual periods beginning after December 15, 2010). There were no significant transfers in and out of Level 1, Level 2 and Level 3 for the period ended June 30, 2011 for the Fund, as compared to their classification from the prior annual report.

The Fund does not maintain any positions in derivative instruments, and did not engage in hedging activities during the period ended June 30, 2011.

b) Federal Income Taxes – The Fund complies with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income and excise taxes. Therefore, no federal income tax provision has been provided.

The Fund is required to perform an evaluation of tax positions taken on previously filed tax returns or expected to be taken on future returns. These positions must meet a “more likely than not” standard that, based on the technical merits, have more than a fifty percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the recognition threshold, the Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.

UTC North American Fund, Inc.
Notes to the Financial Statements (continued)
June 30, 2011 (Unaudited)

The Fund has analyzed all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. Open tax years include the tax years ended December 31, 2007 through December 31, 2010. The Fund has no examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that the adoption of these financial reporting rules resulted in no effect to the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the year end December 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

c) Distributions to Shareholders – Dividends from net investment income and distributions of net realized gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

d) Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

e) Foreign Investment Risk - Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

f) Foreign Currency Translations - The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for federal income tax purposes the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade date and settlement date differences.

g) Recent Accounting Pronouncement – In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact of these amendments and does not believe they will have a material impact on the Company’s financial statements.

UTC North American Fund, Inc.
Notes to the Financial Statements (continued)
June 30, 2011 (Unaudited)

h) Other – Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the sale of investment securities by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Bond premiums and discounts are amortized using the effective interest method.

2. INVESTMENT TRANSACTIONS AND TAX INFORMATION

The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the period ended June 30, 2011 were as follows:

	Purchase	Sales
U.S. Government	$182,421	$-
Other	15,359,180	16,218,365

At December 31, 2010, the Fund had no capital loss carryforwards. All capital loss carryforwards accumulated in prior years have been used to offset gains.

As of December 31, 2010, the components of accumulated earnings on a tax basis were as follows:

Cost of investments	$29,488,474

Gross unrealized appreciation	$3,862,522
Gross unrealized depreciation	(2,040,885)
Net unrealized appreciation	$1,821,637

Undistributed ordinary income	1,096,647
Undistributed long-term capital gain	-
Total distributable earnings	$1,096,647

Other accumulated losses	-
Total accumulated earnings	$2,918,284

The difference between book basis and tax basis unrealized and realized gains and losses is attributable primarily to the tax deferral of losses relating to wash sale transactions. There were no distributions made by the Fund during the six months ended June 30, 2011 and the year ended December 31, 2010.

Under current tax laws, losses realized after October 31 may be deferred and treated as occurring on the first business day of the following fiscal year. The Fund had no post-October losses for currency and capital respectively, for the fiscal year ended December 31, 2010.

The Fund may periodically make reclassifications among certain of its capital accounts to reflect the tax character of permanent book/tax differences related to the components of the Fund’s net assets. These reclassifications have no impact on the net assets or net asset value of the Fund.

The permanent differences primarily relate to capital loss carryforward expiring, foreign currency adjustments, market discount and paydown reclass, adjustments upon sales of PFICs, REITs and net operating losses.

3. INVESTMENT MANAGEMENT FEE AND OTHER AGREEMENTS

The Fund has an investment advisory and management agreement with the “Adviser”. Under the Fund’s investment management agreement, the Adviser provides the Fund with investment advisory and management services for which the Fund pays a fee at an annual rate of the greater of $50,000 or 0.75% of the portion of the daily net assets not exceeding $10 million; 0.50% of the portion of the daily net assets exceeding $10 million but not exceeding $20 million; and 0.25% of the portion of the daily net assets exceeding $20 million.

U.S. Bancorp Fund Services, LLC serves as Transfer Agent, Administrator and Accounting Services Agent for the Fund. U.S. Bank, N.A. serves as Custodian for the Fund.

4. SERVICE AND DISTRIBUTION PLANS

The Fund pays service fees to certain affiliate entities for personal service and/or maintenance of shareholder accounts. Service fees are calculated at 0.25% of each shareholder account opened with the Fund as a result of a sale made by the particular entity of the Fund’s shares. The Fund incurred service fees of $39,633 under this agreement during the period ended June 30, 2011.

UTC North American Fund, Inc.
Notes to the Financial Statements (continued)
June 30, 2011 (Unaudited)

The Board of Directors has adopted a Distribution Plan (the “Plan”) applicable to the Fund under Rule 12b-1 of the Investment Company Act of 1940, as amended. Pursuant to the Plan, registered brokers and dealers and qualified recipients are reimbursed by the Fund for services provided and expenses incurred in connection with the sale of the Fund’s shares at 0.50% of the average daily net assets of the Fund. In November 2002, the Fund entered into a distribution agreement with UTC Financial Services USA, Inc. (“UTCFS’’), an affiliate of the Fund, a registered broker-dealer and subsidiary of the Trinidad & Tobago Unit Trust Corporation (“UTC”), the Fund’s sponsor, for distribution of Fund shares in the United States of America. For the period ended June 30, 2011, UTCFS and UTC earned $79,266.

5. TRANSACTIONS WITH AFFILIATES

As of June 30, 2011, the Trinidad & Tobago Unit Trust Corporation (“TTUTC”) owned 69.52% percent of the outstanding shares of the Fund. The investment activities of TTUTC could have a material effect on the Fund.

For the period ended June 30, 2011 the Fund paid to its affiliates, $76,825, $79,266, $39,633 and $2,283 for advisory, distributions fees, services fees and for all board meeting expenses, respectively.

6. GUARANTEES AND INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

7. SUBSEQUENT EVENTS

In preparing these financial statements, management has performed an evaluation of subsequent events and transactions for potential recognition or disclosure through the date of issuance of the financial statements. On August 10, 2011, in an Action by the Board of Trustees (the “Board”), the Board approved the calling of a Special Meeting of the shareholders of the Fund due to the resignation of three (3) directors. The meeting is to be held on or about November 28, 2011, for the purpose of considering and acting upon a proposal to elect six (6) directors, namely, Ajata Mediratta, Peter Clarke, Lucille Mair, Marilyn Clarke-Andrews, Leon Thomas and Dionne Hosten, to the Corporation’s Board of Directors and to consider any other business that may properly come before the Special Meeting.

UTC North American Fund, Inc.
Disclosure Regarding the Board of Directors Approval of the
Investment Advisory Contract for the UTC North American Fund

Members of the board of directors of the UTC North American Fund (the “Board”), including a majority of whom are not affiliated with the Fund’s adviser (“Independent Directors”), met on March 3, 2011 to consider the renewal of the Fund’s investment advisory contract. Although the Independent Directors met specifically on that date to consider the renewal of the investment advisory contract, the Independent Directors received information periodically throughout the year that they considered in the investment advisory contract renewal process. Based on its evaluation of information provided by the Adviser, in conjunction with the Fund’s other service providers, the Board, including a majority of the Independent Directors, approved the continuation of the investment management agreement for the Fund for an additional one-year period.

In considering the contract and reaching its conclusions, the Board reviewed and analyzed various factors that it determined were relevant, including the factors below.

1. Nature, Extent and Quality of Services Provided to the Fund – The Board’s analysis of the nature, extent and quality of the Adviser’s services to the Fund took into account knowledge gained from the Board’s regular quarterly meetings with the Adviser throughout the year. In addition, the Board reviewed and considered the Adviser’s resources and key personnel involved in providing investment management services to the Fund and the Adviser’s management history. The Board also considered other services that the Adviser provided for the Fund, such as the selection of broker-dealers for execution of portfolio transactions, monitoring adherence to the Fund’s investment restrictions, providing support services to the Board and the Audit Committee of the Board, oversight of the Fund’s other service providers, and monitoring compliance with other applicable securities laws and regulations. The Board concluded that the nature, extent and quality of the services provided by the Adviser to the Fund was appropriate and that the Fund was likely to continue to benefit from services provided under its contract with the Adviser.

2. Investment Performance of the Adviser and the Fund – In considering the investment performance of the Fund, the Board reviewed information regarding the Fund’s performance in comparison to various stock market indices and also peer funds. With respect to the Fund’s performance relative to stock market indices, the Board noted the Fund’s performance relative to its benchmarks for the year ended December 31, 2010. The Board also considered the Adviser’s quarterly portfolio commentary and review of the Fund’s performance, including discussions of the reasons for the Fund’s underperformance during certain periods. The Board also reviewed and compared the Fund’s performance relative to other peer funds. After considering all of the information, the Board concluded that, although past performance is not a guarantee of future results, the Fund and its shareholders were likely to benefit from the Adviser’s management of the Fund.

3. Costs of Services Provided and Profits Realized by the Adviser – The Board examined the fee and expense information for the Fund relative to other funds of comparable size, character and investment objective. The Board noted the Fund’s investment management fee and total expense ratio relative to peer funds. The Board also reviewed and considered management fees charged by the Adviser to other investment advisory clients. In light of all of the information that the Board received and considered, it concluded that the management fee and total expenses of the Fund were reasonable with respect to the services provided and the performance of the Fund.

4. Economies of Scale and Fee Levels Reflecting Those Economies – The Board considered the extent to which economies of scale would be realized as the Fund grows, including a consideration of breakpoints in the investment management agreement fee schedule. The Board noted that the investment management fees were adjusted if economies of scale were realized as the Fund grew.

5. Benefits Derived from the Relationship with the Fund – The Board noted that the Adviser received minimal ancillary benefits from its association with the Fund in the form of soft dollar research.

After consideration of the above factors as well as other factors, the Board, including a majority of the Independent Directors, concluded that the approval of the renewal of the Fund’s advisory agreement was in the best interest of the Fund and its shareholders.

UTC North American Fund, Inc.

Availability of Proxy Voting Information: Availability of Proxy Voting Information: A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-368-3322 or on the SEC website at www.sec.gov.

The actual voting recorded relating to portfolio securities during the twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge by calling 1-800-368-3322 or by accessing the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedule: The Fund files complete schedules of portfolio holdings for the Fund’s first and third fiscal quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330.

PRIVACY POLICY
We collect the following nonpublic personal information about you:

•
Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

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UTC North American Fund, Inc.

DIRECTORS AND PRINCIPAL OFFICERS
Gayle Daniel-Worrell, Chairman and Secretary
Jean P. Alexander, Director
Melania Haynes, Director
Lucille Mair, Director
Ajatta Mediratta, Director
Amoy Van Lowe, President
Michelle Persad, Treasurer
Laura Alleyne, Chief Compliance Officer

INVESTMENT ADVISER
UTC Fund Services, Inc.
c/o Trinidad and Tobago Unit Trust Corporation
UTC Financial Centre
82 Independence Square
Port of Spain, Trinidad

DISTRIBUTOR
UTC Financial Services USA, Inc.
c/o Trinidad & Tobago Unit Trust Corporation
UTC Financial Centre
82 Independence Square
Port of Spain, Trinidad

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
100 East Wisconsin Avenue, Suite 1800
Milwaukee, Wisconsin 53202

LEGAL COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

CUSTODIAN
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

ADMINISTRATOR, TRANSFER AGENT
AND FUND ACCOUNTANT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics incorporated by reference to previous Form N-CSR filing on 3/4/2011.

(2) Certification for the President and Treasurer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UTC North American Fund

By /s/ Amoy Van Lowe
Amoy Van Lowe, President

Date   9/6/2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Amoy Van Lowe
Amoy Van Lowe, President

Date   9/6/2011

By /s/ Michelle Persad
Michelle Persad, Treasurer

Date 9/6/2011